Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
September, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  7.30%
     September, 1998  6.45%
     August, 1998  8.25%
     July, 1998  7.20%



Cash Yield                                              20.06%


Investor Charge Offs                                    5.67%


Base Rate                                               7.94%


Over 35 Day Delinquency                                 5.57%


Seller's Interest                                       26.56%


Total Payment Rate                                      9.71%


Total Principal Balance                                $3,778,658,611.12


Investor Participation Amount                          $750,000,000.01


Seller Participation Amount                            $1,003,658,611.1